Accumulated Other Comprehensive Income (Notes)	12 Months Ended
Dec. 31, 2013
Accumulated Other Comprehensive Income [Abstract]
Comprehensive Income (Loss), Note
Accumulated Other Comprehensive Income (AOCI)
Other comprehensive income (OCI) includes certain gains and losses that under GAAP are included in comprehensive income but are excluded from net income as these amounts are initially recorded as an adjustment to stockholders’ equity. Amounts in OCI may be reclassified to net income upon the occurrence of certain events.
Our OCI is comprised of foreign currency translation adjustments, unrealized gains and losses on available-for-sale securities, and adjustments to our minimum pension liability. Foreign currency translation adjustments are reclassified to net income upon sale or upon a complete or substantially complete liquidation of an investment in a foreign entity. Unrealized gains and losses on available-for-sale securities are reclassified to net income if we sell the security before maturity or if the unrealized loss in a security is considered to be other-than-temporary.
Changes in and reclassifications out of AOCI, net of tax, for the twelve months ended December 31, 2013 were as follows (in thousands):

	Currency Translation Adjustment	Unrealized Gain (loss) on Marketable Securities	Minimum Pension Liability Adjustment	Total
Balance December 31, 2012	$18,991	$3,213	$330	$22,534
Other comprehensive (loss) income, net of tax before reclassification	(1,381)	1,543	14	176
Reclassification to Other (Income) Expense, net: Gain on equity securities, net of tax	—	(4,757)	—	(4,757)
Balance December 31, 2013	$17,610	$(1)	$344	$17,953